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                                  FORM 8-A


                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549




              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                         Headway Technologies, Inc.
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           (Exact name of Registrant as specified in its charter)

               Delaware                                94-3259145
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(State of Incorporation or organization)    (I.R.S. Employer Identification No.)


678 South Hillview Drive, Milpitas, CA                      95035
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(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


                                    NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                       COMMON STOCK, $0.001 PAR VALUE
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Item 1.  Description of Registrant's Securities to be Registered.
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     Incorporated by reference to Description of Capital Stock section and
     Shares Eligible for Future Sales sections on pages 55 to 56 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 2, 1999, as amended (file number 333-86421) (the "S-1 Registration Statement").

Item 2.  Exhibits.
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     The following exhibits are filed as a part of this Registration Statement:

     *1.1  Certificate of Incorporation of Registrant dated March 11, 1998.

*  Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

                                      -2-
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  September 22, 1999              Headway Technologies, Inc.


                                        By:  /s/ THOMAS A. SURRAN
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                                             Thomas A. Surran,
                                             Chief Financial Officer